BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 12, 2006 03:32 PM Pacific Time

Incorporation Number: **BC0751975**

Recognition Date and Time: Incorporated on March 17, 2006 02:21 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

WESTERN COPPER CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CORMAN, F. DALE

Mailing Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Delivery Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Last Name, First Name, Middle Name:
KINNEY, BRENT

Mailing Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Delivery Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Last Name, First Name, Middle Name:
GAYTON, ROBERT

Mailing Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Delivery Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Last Name, First Name, Middle Name:
ZEITLER, KLAUS

Mailing Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Delivery Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Last Name, First Name, Middle Name:
WILLIAMS, DAVID

Mailing Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Delivery Address:
2050 - 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Last Name, First Name, Middle Name:
BEATY, ROSS

Mailing Address:
SUITE 2050, 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

Delivery Address:
SUITE 2050, 1111 WEST GEORGIA STREET
VANCOUVER BC V6E 4M3
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A Voting Shares	With a Par Value of 0.00001 Canadian Dollar(s) each Without Special Rights or Restrictions attached
2.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
3.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached